Statement Under Oath of Principal Financial Officer
     Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Larry F. Miller, state and attest that:

     (1) to the best of my knowledge, based upon a review of the covered reports of Gannett Co., Inc. ("Gannett"), and, except as corrected or supplemented in a subsequent covered report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Gannett's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - Annual Report on Form 10-K of Gannett for the fiscal year ended December 30, 2001;

        - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Gannett filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        - any amendments to any of the foregoing.


/s/Larry F. Miller
_________________________                       Subscribed and sworn to
Larry F. Miller                                 before me this 7th day of
Executive Vice President/Operations             August, 2002.
and Chief Financial Officer
Gannett Co., Inc.
August 7, 2002                                  /s/Karen R. Levy
                                                _________________________
                                                Notary Public

                                                My Commission Expires: 2-29-04